UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 25, 2018

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street

Watsonville, California 95076

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2018, Granite Construction Incorporated (the “Company”) announced the appointment of Jigisha Desai as Senior Vice President and Chief Financial Officer of the Company effective July 9, 2018. In this position, Ms. Desai will serve as the Company’s principal financial officer and principal accounting officer. Ms. Desai, age 51, had been serving as the Company’s Vice President of Corporate Finance. Treasurer and Assistant Financial Officer since 2013. Prior to that, Ms. Desai served as Vice President, Treasurer and Assistant Financial Officer from 2007-2013 and Assistant Treasurer from 2001 to 2007. Ms. Desai joined the Company in 1993 as Treasury Manager. Ms. Desai has a B.S. in accounting from the University of Houston, an M.B.A. in Corporate Finance from Golden Gate University, and she completed the Harvard Business School’s Advanced Management Program. She is a member of the Association of Financial Professionals and is a Certified Treasury Professional.

In connection with Ms. Desai’s appointment, her compensation package was adjusted to: (i) increase her annual base salary from $360,000 to $425,000, effective July 9, 2018; (ii) increase her maximum annual incentive opportunity for 2018 under the Company’s Annual Incentive Plan from $108,000 to $319,000, effective July 9, 2018; and (iii) increase her maximum incentive opportunity for 2018 under the Company’s Long-Term Incentive Compensation Plan (“LTIP”) from $180,000 to $300,000, effective January 1, 2019. Any awards under the LTIP will be paid in restricted stock units. Ms. Desai also participates in the Granite Construction Key Management Deferred Compensation Plan II and the Executive Retention and Severance Plan and receives a vehicle allowance of $1,417 per month.

Ms. Krzeminski will retire as chief financial officer on July 6, 2018.

Item 7.01. Regulation FD Disclosure

In connection with the appointment of Ms. Desai, the Company issued a press release furnished hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 furnished herewith) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are attached hereto and furnished herewith:

Exhibit	Description
99.1	Press Release of the Company, dated June 25, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ Richard A. Watts
Richard A. Watts
Senior Vice President, General Counsel
and Secretary

Date:  June 27, 2018